 EEI 2014  *  49th Annual EEI Financial ConferenceNovember 2014  Exhibit 99.1

 EEI 2014  *  Forward Looking Statements  Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, conditions in the debt and equity markets (particularly as they affect the terms on which we can issue equity securities or incur borrowings in connection with the proposed acquisition of the operating assets and certain liabilities of Philadelphia Gas Works), legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, the expected timing and likelihood of completion of the proposed acquisition, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed acquisition that could reduce anticipated benefits or cause the parties to abandon the transaction, the allocation of personnel and resources to the proposed acquisition during this time period, as well as the ability to successfully integrate the businesses, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of our subsidiaries. All such factors are difficult to predict, contain uncertainties that may materially affect our actual results and are beyond our control. You should not place undue reliance on the forward-looking statements, each speaks only as of the date hereof and we undertake no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances. New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The foregoing and other factors are discussed and should be reviewed in our Annual Report on Form 10-K for the year ended December 31, 2013, as amended, and other subsequent filings with the Securities and Exchange Commission.  James TorgersonPresident and Chief Executive OfficerRichard NicholasExecutive Vice President and Chief Financial OfficerJohn PreteSenior Vice President Electric Operations  Visit our website at www.UIL.com

UIL HOLDINGS

The UIL Family of Regulated Utilities

Diversified and virtually 100% regulated electric and gas distribution companies serving in Connecticut & Massachusetts



SERVICE AREA KEY
UI
SCG
CNG
Berkshire Gas
UI & SCG Overlapping Territory

THE UNITED ILLUMINATING COMPANY (UI)

- Service territory: 335 sq miles
- ~317,000 customers
- Allowed Distribution ROE of 9.15%
- Earned '13 Transmission ROE (composite) of 12.2% (excl. reserve)
- 50% interest in GenConn Energy LLC

THE SOUTHERN CONNECTICUT GAS COMPANY (SCG)

Southern Connecticut Gas Service First!

- Service territory: 512 sq miles from Westport, CT to Old Saybrook, CT
- ~188,000 customers
- 2,300 miles of mains with ~133,000 services
- Allowed ROE of 9.36%

CONNECTICUT NATURAL GAS CORPORATION (CNG)

- Service territory: 716 sq miles - Greater Hartford -New Britain & Greenwich
- ~169,000 customers
- 2,050 miles of mains with ~126,000 services
- Allowed ROE of 9.18%

BERKSHIRE GAS COMPANY (BERKSHIRE)

- Service territory: 738 sq miles in Western MA including Pittsfield and North Adams
- ~39,000 customers
- 750 miles of mains with ~31,000 services
- Allowed ROE of 10.50%

3

EEI 2014

UIL HOLDINGS

Investment Thesis

Pure Play Electric & Gas Utilities Strategy

Investment in regulated electric and gas businesses……

- Ensuring safety and reliability for customers
- Satisfying responsibilities as a public utility company
- Providing customers access to cleaner and lower cost fuel
- Enhancing shareholder value by earning regulated returns on increased investments

Growth Strategy

Growth……

- Through investment in infrastructure in regulated electric and gas businesses
- Through conversion of customers to natural gas heating
- Pursuing opportunities in Renewable Generation, LNG and other projects
- Through opportunistic strategic transactions – e.g. PGW Operations

Financial & Dividend Philosophy

Philosophy……

- Consistent history of dividend payments
- Maintain investment grade credit ratings

4

EEI 2014

 EEI 2014  *  Proposed Acquisition

 EEI 2014  *  PGW Acquisition - Update  Reports by independent consultant, Concentric, are complete and have been publicly released On October 27th, City Council announced it would not endorse the sale of PGW to UILOn October 28th, we responded that we would make a determination whether to exercise our right to terminate the agreement and make a determination on future actions within two weeksUIL has had the right to terminate the agreement since July 16thIf the ordinance is not approved by the City Council by December 31, 2014, the asset purchase agreement will automatically terminate

 EEI 2014  *  Organic Growth - Capex

 EEI 2014  *  $4.2B 10-yr Capital Expenditure Plan(1)  (1) Excludes proposed PGW acquisitionAmounts may not add due to rounding  2015P-2024P

 EEI 2014  *  Attractive Rate Base Growth(1)  (1) Excludes proposed PGW acquisition * Includes Distributed Energy Resources** Includes 338(h)(10) electionAmounts may not add due to rounding  ‘15-’19 Rate Base CAGR 7.6%  Gas Distribution:8.1%Electric Transmission:6.7%Electric Distribution*:7.7%  Previous Forecast $2,318 $2,547 $2,801 $3,012 $3,195  $M

 EEI 2014  *  Gas Distribution

 EEI 2014  *  $1.9B Gas Distribution Capex Forecast  Amounts may not add due to rounding  Focused on expanding natural gas infrastructure in line with overall strategy in CT  Major Variances 1st 5 years:Inclusion of LNGTiming of gas growthTiming adjustment for replacement services/mains/meters Major Variances 2nd 5 years:Incremental new growthInclusion of LNG Timing adjustment for replacement services/mains/meters

Gas Distribution – *Investing in expansion*



Main and Service Replacement Programs

- Replace Cast Iron and Bare Steel gas mains

~ **$56M per year***



New Business Program

- Expand gas distribution system

~ **$93M per year***



LNG Rocky Hill Modernization Program

- Upgrade existing CNG LNG facility to maintain reliability

~ **$51M**



LNG Milford Modernization Program

- Upgrade existing SCG LNG facility to maintain reliability

~ **$62M**

** Avg. cost during current 10-yr plan*
*** CT & MA*

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EEI 2014

Gas Heating Customers - Opportunity

Comprehensive Energy Strategy (CES) & Berkshire Plan

CES provides for converting ~280,000 new gas customers state-wide over 10 years

~200,000 potential customers are SCG & CNG's



Number of Customers
25,000
20,000
15,000
10,000
5,000
0
UIL Actual
'14 Target
CES
7,417
8,300
11,180
14,947
16,000
18,430
21,645
21,661
21,676
21,692
21,708
23,624
23,640
23,657
2010A
2011A
2012A
2013A
2014P
2015P
2016P
2017P
2018P
2019P
2020P
2021P
2022P
2023P
BGC
CNG, SCG

- Added over 11,770 households/businesses through October '14 , 99% of YTD forecast

13

EEI 2014

Why Now?

- Lower gas prices in New England from Marcellus Shale

UIL Gas Companies


Other
27%
Marcellus
73%

- Long-term conversion potential from CES
  - 36% of households/businesses on UIL gas mains are not currently customers
- Main extensions and gas pipe replacement supported by legislation

Increased Capital Investments = Increased Rate Base = Increased Return

- Pending the approval of a settlement agreement, non-firm margin can be utilized to expedite incremental distribution system expansion
  - Increases percent of projects that pass the hurdle rate model
    - A portion of non-firm margin will be used to offset CIAC
    - Customer aggregation methodology defined by proposing a two-mile radius to group customers into potential gas expansion projects
- Faster recovery than under traditional ratemaking through a tracker
  - Annual system expansion true-up

14

EEI 2014

 EEI 2014  *  Electric Distribution

UIL HOLDINGS

$1.2B Electric Distribution Capex Forecast

Category	2015-2019P	2020-2024P	2015-2024P Total	Portion
Infrastructure Replacement	$ 208	$ 294	$ 502	41%
Systems & Business Operations	100	95	196	16%
Capacity & Reliability	77	103	180	15%
Storm Preparedness	91	43	134	11%
Other Core, Support Functions	100	117	217	18%
Total ($M)	**$ 577**	**$ 652**	**$ 1,229**	**100%**

	'14-'18P	'19-'23P	'14-'23P Total
Previous Plan	*$ 716*	*$ 793*	*$ 1,508*



18%
41%
11%
15%
16%
Infrastructure Replacement
Systems & Business Operations
Capacity & Reliability
Storm Preparedness
Other Core, Support Functions

Amounts may not add due to rounding

Focused on infrastructure replacement, capacity & reliability to provide a safer Distribution system

Major Variances 1st 5 years:

- Incremental LED Street Light Relamping
- Renewables & Enhanced Distribution Mgt moved to DER
- OEI reduction in scope & moved to UIL Shared Services
- Deferment of splicing chamber, fleet, UG cable & line transformers
- Reduced system hardening

Major Variances 2nd 5 years:

- Renewables & Enhanced Distribution Mgt moved to DER
- OEI reduction in scope & moved to UIL Shared Services
- Deferment of substations and substation rebuilds
- Reduced system hardening
- Deferment of feeder & line transformers

16
EEI 2014

Electric Distribution - *Customer & Safety Driven*



Distribution Transformer Replacement Program

- Replacing transformers

~ **$4M per year**



Distribution Network Replacement Program

- Repair/replace aging infrastructure

~ **$6M per year**



LED Street Light Relamping

- Replace streetlights in towns with new LED fixtures and bulbs

~ **$27M**

17

EEI 2014

 EEI 2014  *  Distributed Energy Resources (DER)

 EEI 2014  *  $80M DER Capex Forecast  Amounts may not add due to rounding  Focused on opportunities that provide strategic and economic value  2.2 MW Solar and 2.8 MW Fuel Cell in Bridgeport2.8 MW Fuel Cell in New Haven  Renewable Connections

Our Strategy as we transform our Distribution System

- What is DER?
  - Power generation or storage units connected to the distribution network or on the customer side of the meter
- Capturing new DER investments
  - Identify and implement DER growth opportunities (electric & gas) that offer strategic and economic value aligned with UIL's investment and risk profile

Potential Impacts of Increased DER Penetration:

1. Limited reduction in future capacity-oriented investments
2. Higher and inequitable customer rates
3. Reduced system reliability
4. UIL investment opportunities in DER assets
5. UIL electric system investments to accommodate DER

UIL has developed a strategy that:

- Accepts item 1 as unavoidable
- Manages items 2 & 3 to acceptable levels
- Seeks to capitalize on items 4 & 5

Distributed Energy Resources includes Distributed Generation as well as Storage, Electric Vehicles, Energy Management Systems, Demand Resources and more

20

EEI 2014

 EEI 2014  *  The Emerging Grid has Opportunities

 EEI 2014  *  Electric Transmission

 EEI 2014  *  $0.6B Electric Transmission Capex Forecast  Reliability-based Transmission projects to meet the needs in Southwest CT  Amounts may not add due to rounding  Major Variances 1st 5 years:Additional spend for reliability projects in Southwest CT Major Variances 2nd 5 years:Additional spend for reliability projects in Southwest CT Deferment of substation rebuilds

UIL HOLDINGS

Electric Transmission – *Meeting the needs of Southwest CT*



Pootatuck 115/13.8kV Substation

- Meeting area load growth

~ $40M*



Substation Upgrades

- Addresses condition of infrastructure; upgrades capacity and increases distribution voltage regulation; improves reliability, operability & personnel safety on-site

~ $74M*



115kV Railroad Upgrades

- Increases the capacity of the transmission lines along the Metro North corridor
- Includes installing new transmission structures & line reconductoring

~ $241M



New England East-West Solution (NEEWS)

- UI participation in CL&P Project
- UI's portion, greater of $60M** or 8.4% of costs for the originally proposed projects costs for the CT portions

~ $60M

** Dollars shown are rounded/approximate expected total distribution & transmission Capex (generally including both spend to date and future expected spend); excluding AFUDC*
*** Based on most recent information/estimate from NU*

24

EEI 2014

FERC ROE Complaint

UIL HOLDINGS

Challenge to Transmission (T) Base ROE: "206" complaints filed at the FERC claiming that current approved base ROE of 11.14% on T investments is not just and reasonable

1st Complaint Refund Period	2nd Complaint Refund Period	3rd Complaint Refund Period
October '11 → December '12	January '13 → March '14	August '14 → October '15

- 10.57% base ROE
- 10.57% base ROE 10/16/14 and forward (subject to 2nd & 3rd Complaints)
- 11.74% cap on total company T ROE
- Rehearing request related to initial complaint pending

- FERC settlement procedures terminated
- No evidentiary record yet established
- Hearings to begin in June '15
- Initial decision expected by end of Oct. '15

- Requests determination that financial markets have changed, and ROE should be reduced
- TOs requested consolidating with 2nd Complaint

UI recorded a reserve of $3.2M, after-tax, in 3Q '14, in addition to the $1.5M, after-tax, reserve recorded in 3Q '13

25

EEI 2014

 EEI 2014  *  Other Investments

Peaking Generation & NEEWS





GenConn Energy – Peaking Generation

- 50/50 joint venture between UI & affiliates of NRG
- Regulated cost of service approach
  - ROE, 9.95%
  - 50/50 debt/equity



New England East-West Solution Transmission Projects

- UI participation in CT portion of 3 projects – greater of $60M* or 8.4% costs for the originally proposed projects costs for the CT portions
- The FERC approved a 125 basis point adder resulting in a total project ROE of 12.89%**

** Based on most recent information/estimate from NU*
*** Subject to final determination per the "206" ROE complaints at the FERC*

27

EEI 2014

Renewables & LNG









Renewables Connections Program

- PURA approved 2 projects totaling 7.8 MW (allowed up to 10 MW):
  - Bridgeport: 2.2 MW solar & 2.8 MW fuel cell
  - New Haven: 2.8 MW fuel cell
- Base ROE:
  - Electric D ROE + 25 basis points, plus
  - Retain a percentage of market revenues, expected to be equivalent to 25 basis points

LNG

- Milford, CT
  - 14.6 million gallon liquefied natural gas storage tank
  - Earns an ROE equal to SCG's allowed ROE of 9.36%
- Rocky Hill, CT
  - 14.6 million gallon liquefied natural gas storage tank
  - Included in CNG's rate base

28

EEI 2014

 EEI 2014  *  The fuels used to produce New England’s electric energy have shifted as a result of economic and environmental factors“At Risk” Generator retirements have begunRecent & future retirements of non-gas fired generation further threaten reliabilityUIL is an active participant in NESCOE’s proposed RFPContinue to stay engaged and willing to participate with NESCOE & other parties to find solutions for electric and gas capacity into New England  Opportunities in New England  Source: ISO New England 2014 Regional Electricity Outlook  * Megawatts based on relevant Forward Capacity Auction (FCA) summer qualified capacity (NOTE: total includes full & partial generator and demand response Non-Price Retirement (NPR) request for Capacity Commitment Period (CCP) 2013-2014 through CCP 2018-2019)Source: ISO New England Non-Price Retirement Requests status 10/23/14

 EEI 2014  *  Regulatory & Legislative Update

UIL HOLDINGS

Regulatory Update

Gas Distribution Rate Case – CNG

- Final decision issued on 1/22/14 ordered a private letter ruling (PLR) request on 338 (h)(10) issue
- CT OCC filed an appeal of PURA's rate case decision, including the PLR
- At PURA's request, CNG and CT OCC entered into settlement discussions, which are ongoing

CT's Comprehensive Energy Strategy - Regulatory Settlement Agreement

- Settlement agreement filed with PURA on 10/23/14; if approved:
  - A portion of non-firm margin will be used to offset CIAC
  - Customer aggregation methodology defined by proposing a two-mile radius to group customers into potential gas expansion projects
  - Streamlines certain reporting requirements
- Hearings yet to be scheduled

Generation Service Charge – UI

- Draft decision* issued on 10/2/14 - disallowed partial recovery of certain expenses, primarily carrying charges, relating to the period from '04-'13
- Final decision expected 11/12/14

****If draft decision were adopted without change as final, a pre-tax write-off of approx. $3.1M will be recorded in 4Q '14***

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EEI 2014

UIL HOLDINGS

Legislative Update

Connecticut

Gubernatorial Race

- ❑ Governor Dannel Malloy won re-election over Republican challenger Tom Foley
- ❑ Energy was not a campaign issue

Legislative Races

- ❑ Democrats still have majority in both the House & the Senate
  - Republicans picked up 8 seats in the House & 1 seat in the Senate
  - Republicans will hold its most seats in the House since '94 (64 out of 151)

Massachusetts

Gubernatorial Race

- ❑ Republican Charlie Baker won over Democrat Martha Coakley
- ❑ Proposed natural gas pipeline expansion was an issue in the campaign
  - Baker was largely non-committal, while Coakley was opposed

Legislative Races

- ❑ Democrats have majority in both the House & the Senate
  - Republicans picked up 6 seats in the House and 2 seats in the Senate

32

EEI 2014

 EEI 2014  *  Financials

 EEI 2014  *  Solid Financial Performance YTD ’14 Net Income vs. YTD ’13 Net Income - $M  Amounts may not add due to rounding  Non-recurring expenses  Net income of $77.3M YTD ‘14 & $74.9M YTD ’13 included certain non-recurring after-tax expenses, as detailed aboveYTD earnings, excluding the non-recurring expenses, were $93.3M for ‘14, compared to $86.9M for ’13 -- increase in earnings primarily due to:Increased earnings from gas distribution from colder weather, increased customer growth and NUPCPartially offset by increased uncollectible expense

 EEI 2014  *  Debt Maturities & Liquidity  * Remarket $27.5M of UI tax exempt bonds ** Not including Bridge Term Loan AgreementAmounts may not add due to rounding  $M

 EEI 2014  *  2014 Earnings Guidanceas of 11/5/14  ‘15 Earnings Guidance will be presented on the 4Q ’14 earnings call

UIL HOLDINGS

Investment Thesis

Pure Play Electric & Gas Utilities Strategy

Investment in regulated electric and gas businesses……

- Ensuring safety and reliability for customers
- Satisfying responsibilities as a public utility company
- Providing customers access to cleaner and lower cost fuel
- Enhancing shareholder value by earning regulated returns on increased investments

Growth Strategy

Growth……

- Through investment in infrastructure in regulated electric and gas businesses
- Through conversion of customers to natural gas heating
- Pursuing opportunities in Renewable Generation, LNG and other projects
- Through opportunistic strategic transactions – e.g. PGW Operations

Financial & Dividend Philosophy

Philosophy……

- Consistent history of dividend payments
- Maintain investment grade credit ratings

37

EEI 2014

 EEI 2014  *  Questions

 EEI 2014  *  APPENDIX

 EEI 2014  *  Proposed Acquisition of PGW Announced on 3/3/14  Description    Acquisition of assets and certain liabilities of Philadelphia Gas Works (“PGW Operations”)        Purchase Price    Total consideration of $1.86B; PGW Operations acquired on a cash-free and debt-free basis        Financing Plan     UIL intends to issue long-term debt and equity (or in combination with equity like securities) in amounts consistent with maintaining investment grade credit ratings to permanently fund the transaction at closeUIL has secured a $1.90B fully committed facility to support the transaction        Approvals & Timing    Philadelphia City CouncilPennsylvania Public Utility Commission No shareowner vote requiredExpected closing by 1st half ‘15

 EEI 2014  *  Strategic Rationale for Acquisition  Growth Opportunities    Opportunities to drive long-term growth through infrastructure investments        Diversification    Increased operational diversification improves business profile and profitability         LDC Platform    Leverage business expertise, processes and IT/back-office infrastructure        Regulatory    Provides regulatory diversification        Attractive Financial Profile    Increases financial flexibility and scale while maintaining investment-grade credit rating

 EEI 2014  *  Current Forecast - Gas Distribution  * Includes 338(h)(10) electionAmounts may not add due to rounding  Capex  Rate Base* $M

Previous 10-yr Capex & Rate Base Forecasts

UIL HOLDINGS

Capex(1)

$M

	2013A	2014P	2015P	2016P	2017P	2018P	2014-2018P	2019-2023P	2014-2023P Total
Electric Distribution*	$ 104	$ 150	$ 156	$ 142	$ 134	$ 134	$ 716	$ 793	$ 1,508
Electric Transmission	36	55	81	56	32	40	264	316	579
Total UI	**140**	**205**	**237**	**198**	**166**	**173**	**979**	**1,108**	**2,088**
Gas Distribution	104	146	153	162	166	185	812	988	1,800
UIL Corporate	44	25	26	57	34	22	163	148	312
Total UIL Capital	**$ 288**	**$ 376**	**$ 416**	**$ 417**	**$ 365**	**$ 380**	**$ 1,955**	**$ 2,245**	**$ 4,199**

(1) Excludes proposed PGW acquisition
** Includes Renewable Generation - $47M '14-'18*

Rate Base*

$M



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,196
$11
$936
$500
$749
1%
42%
23%
34%
$2,318
$986
$525
$807
43%
23%
34%
$2,547
$24
$1,061
$556
$906
1%
42%
22%
35%
$2,801
$42
$1,139
$609
$1,011
1%
41%
22%
36%
$3,012
$37
$1,225
$648
$1,102
1%
41%
22%
36%
$3,195
$32
$1,316
$663
$1,183
1%
41%
21%
37%
2013A
2014P
2015P
2016P
2017P
2018P
Electric Distribution
Electric Transmission
Gas Distribution**
CTA
Renewable Generation

'14-'18 Rate Base CAGR 8.3%

Gas Distribution: 7.5%

Electric Transmission: 6.0%

Electric Distribution(1): 10.8%

$M	2013A	2014P	2015P	2016P	2017P	2018P
GenConn Rate Base Projections: - UI's Share:						
Average Rate Base	$ 171	$ 163	$ 155	$ 147	$ 139	$ 131
UIL Corporate(2):						
Average Net Investments	$ 20	$ 73	$ 89	$ 98	$ 116	$ 118

** Excludes proposed PGW acquisition*
*** Includes 338(h)(10) election*
(1) Includes Renewable Generation
(2) Represents investments at UIL Corporate
Amounts may not add due to rounding

43

EEI 2014

EEI 2014  *  Previous Gas Distribution Capex & Rate Base Forecasts  Capex  Rate Base *  * Includes 338(h)(10) electionAmounts may not add due to rounding

 EEI 2014  *  CT Renewable Portfolio Standards  Connecticut RPS Requirements(Percentage of Retail Load)  Class I resources include electricity derived from solar, wind, fuel cell, geothermal, landfill methane gas, anaerobic digestion or biogas, ocean thermal, wave, tidal, run-of-river hydropower (<30MW that meet certain state and federal requirements), sustainable biomass (NOx emission <0.075 lbs/MMBtu of heat input), thermal electric direct energy conversion from a Class I source Class II resources include other biomass (NOx emission <0.2 lbs/MMBtu of heat input, began operation before July 1, 1998), small run-of-river hydroelectric (<5MW, began operation before July 1, 2003) and municipal solid waste trash-to-energy facilities Class III include customer-sited combined heat and power (with operating efficiency >50% of facilities installed after January 1, 2006), waste heat recovery systems (installed on or after April 1, 2007), electricity savings from conservation and load management programs (began on or after January 1, 2006), provided that ratepayer funded conservation and load management ceased to qualify on January 1, 2014

 EEI 2014  *  Notes